Offerings - Offering: 1	May 11, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 621,656,525
Fee Rate	0.01381%
Amount of Registration Fee	$ 85,850.77
Offering Note

(1)
Calculated as the aggregate maximum purchase price for shares of beneficial interest, based upon the net asset value per Share as of March 31, 2026, of $24.79. This amount is based upon the offer to purchase up to 25,076,907 common shares of beneficial interest, par value $0.01 per share, of HPS Corporate Lending Fund.